UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

January 11, 2008

Date of Report (date of earliest event reported)

TAILWIND FINANCIAL INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-135790 (Commission File Number)	13-4338095 (IRS Employer Identification Number)

BCE Place, 181 Bay Street, Suite 2040, Toronto, Ontario, Canada M5J 2T3
(Address of principal executive offices, including zip code)

(416) 601-2422
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01.  Other Events.

As previously announced, Tailwind Financial Inc. (“Tailwind”), TWF Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent and Asset Alliance Corporation, a Delaware corporation (“Asset Alliance”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) on January 8, 2008.  Tailwind and Asset Alliance held a conference call on January 9, 2008 to announce  the execution of the Merger Agreement.  Attached as Exhibit 99.1 and incorporated herein by reference is a transcript of the conference call held on January 9, 2008 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)

99.1         Transcript of Conference Call dated January 9, 2008.

Additional Information and Where to Find It

In connection with the proposed Merger and required stockholder approval, Tailwind will file with the Securities and Exchange Commission a registration statement, which will include a prospectus relating to the Tailwind shares to be issued in connection with the Merger and a proxy statement which will be mailed to the stockholders of Tailwind.  Tailwind stockholders and other interested persons are urged to read the proxy statement and other relevant materials when they become available as they will contain important information about Tailwind, Asset Alliance and the Merger with Asset Alliance. Such persons can also read Tailwind’s final prospectus dated April 11, 2007, for a description of the security holdings of the Tailwind officers and directors and their respective interests in the successful consummation of the proposed Merger.  The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the proposed Merger.  Tailwind stockholders will be able to obtain a free copy of such filings at the Securities and Exchange Commission’s internet site (http://www.sec.gov). Copies of such filings can also be obtained, without charge, by directing a request to Tailwind Financial Inc., BCE Place, 181 Bay Street, Suite 2040, Toronto, Ontario, Canada  M5J 2T3. Such documents are not currently available.

Participants in Solicitation

Tailwind and its directors and executive officers and Asset Alliance and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Tailwind common stock in respect of the proposed Merger. Information about the directors and executive officers of Tailwind is set forth in the Annual Report on Form 10-K for Tailwind’s most recent fiscal year ended June 30, 2007, which was filed with the Securities and Exchange Commission on September 25, 2007.  Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the proposed Merger when it becomes available.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication regarding the proposed Merger between Tailwind and Asset Alliance and any other statements regarding Tailwind’s future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934 (“forward-looking statements).  Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements.  A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the parties’ ability to consummate the Merger; the conditions to the completion of the Merger, including the receipt of stockholder approvals; the regulatory approvals and effectiveness of the registration statement required for the completion of the Merger may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the Merger; completion of the Merger may be more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in  maintaining relationships with employees, customers or clients) may be greater than expected following announcement of the Merger; the retention of certain key employees of Asset Alliance may be difficult; Asset Alliance is subject to intense competition and increased competition is expected in the future; fluctuations in foreign currencies could result in transaction losses and increased expenses; the volatility of the international marketplace; and the other factors described in Tailwind’s Annual Report on Form 10-K for the fiscal year ended June 30, 2007 and in its most recent quarterly report filed with the SEC.  Tailwind assumes no obligation to update the information in this communication, except as otherwise required by law.  Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAILWIND FINANCIAL INC.

Date: January 11, 2008	By:	/s/ Andrew A. McKay

Name: Andrew A. McKay
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Exhibit

99.1	Transcript of Conference Call dated January 9, 2008.